UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6872
(Registrant's telephone number, including area code)

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Item 1. Reports to Stockholders.

FIRST STATE GLOBAL LISTED
INFRASTRUCTURE FUND

CLASS I

ANNUAL REPORT
October 31, 2018

First State Global Listed Infrastructure Fund

October 31, 2018

Dear Shareholder,

We are pleased to present the annual report for the First State Global Listed Infrastructure Fund (NASDAQ: FLIIX), (the “Fund”); covering the fiscal year from November 1, 2017 to October 31, 2018.

The following table provides a summary of the Fund’s performance over this period as of October 31, 2018, compared to the FTSE Global Core Infrastructure 50/50 Net Index, the Fund’s benchmark. For reference purposes, the MSCI World Index had net, total returns of 1.16% and 7.95% for the one year and since inception periods listed below, respectively.

	Fund	FTSE Global Core Infrastructure
Period	(net of fees)	50/50 Net Index
1 year	-5.19%	-2.92%
Since Inception*	3.49%	4.99%

* The Fund commenced operations on February 28, 2017. As of the Fund’s most recently filed Prospectus, gross annual fund operating expenses were 4.58% and net annual fund operating expenses were 0.95%. The Fund has contractually agreed to fee waivers through February 27, 2020.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-898-5040.

The Fund imposes a 2.00% redemption fee if shares are redeemed within 30 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

The Fund provides investors with exposure to a broad range of global listed infrastructure assets, including tollroads, airports, ports, railroads, utilities, pipelines, energy storage and mobile towers. These assets share common characteristics, like barriers to entry and pricing power, which may provide investors with inflation-protected income and steady capital growth.

During the fiscal year November 1, 2017 through October 31, 2018, the Fund was affected by several macroeconomic headwinds. The sharp rise in U.S. Treasury yields in the early 2018 resulted in a clear sector rotation from defensives (including utilities, which represent an important component of the Fund’s holdings) into cyclicals. This rotation was amplified by the U.S. corporate tax cuts introduced at the end of 2017. The beneficial effect of these cuts on the Fund’s holdings was limited. Towers and pipelines aren’t expected to pay tax for many years; while utilities pass lower taxes through to customers in the form of lower rates. In contrast, other sectors of the market enjoyed material earnings upgrades from the tax cuts. This, together with synchronised global growth, exacerbated the shift away from defensive assets during the first half of 2018.

In this environment, railroads, which benefit from increasing levels of economic activity, were the best performing infrastructure sector over the fiscal year November 1, 2017 through October 31, 2018. North American Class I freight rail stocks including Norfolk Southern Corp. and CSX Corp. rallied as price increases, operating efficiencies and share buybacks drove double-digit earnings growth. Mobile tower companies, American Tower Corp. and Crown Castle International Corp., also gained, helped by structural growth in demand for mobile data. Within the U.S., additional fibre and small cell networks are needed to support the upcoming rollout of 5G technology. Low 4G penetration rates in emerging markets including India and Latin America imply there is scope for mobile data demand in those markets to materially increase, to the benefit of the tower sector.

The Fund’s holdings in the gas utilities sector also contributed positively to returns. UGI Corp. rallied on growing market recognition of its earnings growth potential and strong financial metrics. Japanese peers, Osaka Gas Co., Ltd. and Tokyo Gas Co., Ltd., also held up well on the appeal of their stable balance sheets and reasonable valuations compared to the increasingly expensive U.S. market.

However, positioning within the tollroads sector detracted from the Fund’s returns. CCR SA, which operates tollroad networks in Brazil, was affected by media reports in February that the firm had been cited in a plea bargain from an anti-corruption probe regarding overpriced sponsorship contracts. The tragic collapse of a bridge in Genoa in August led the government to call for the revocation of a motorway concession owned by Atlantia (Italy). The port sector also underperformed on concerns that the escalating trade dispute between the U.S. and China could see volume growth slow from the healthy levels achieved in 2017. Energy pipelines experienced a year of two halves. Concerns about project delays and balance sheet stability receded as clarity over substantial growth projects improved, and the sector delivered generally healthy earnings numbers.

While markets proved challenging during this period, we remain confident that infrastructure’s essential volumes, inflation-linked pricing and strong cash flows will benefit investors. We remain focused on delivering good risk-adjusted returns to our clients over the long-term.

Positioning
We manage the Fund using a disciplined, bottom-up investment process with an equal emphasis on quality and value, which aims to identify mispricing. As a result, portfolio positioning tends to be an outcome of stock selection.

Tollroads remain the Fund’s largest sector overweight. These companies provide an essential service in congested corridors. Traffic volumes tend to be resilient and inelastic to price increases. Transurban has a dominant market position within Australia’s largest cities and significant optionality to further enhance its networks. Peers in Europe, China and Latin America face greater political and economic challenges, but these risks are fully discounted in current valuations.

Energy pipelines are the portfolio’s second largest sector overweight. Investor concerns about earnings growth presented the Fund with opportunities to build positions in several companies with unique and long life energy infrastructure networks, at appealing valuation multiples. Sentiment towards the sector has begun to improve recently, helped by simpler corporate structures and clarity for substantial growth projects; while surging North American production growth is providing a favourable operating environment.

On a more cautious note, the Fund remains underweight airports and some U.S. utilities. Despite strong growth prospects and high quality assets, these sectors continue to trade at valuations that we find difficult to justify based on company fundamentals.

Conclusion
Our outlook for the global listed infrastructure strategy is positive. The asset class consists of stable, long life assets, and continues to deliver a reliable yield of between 3% and 4% per annum. Listed infrastructure companies are in sound financial positions. Dividend payout ratios overall are prudent at around 70% and borrowing levels are reasonable, with average net debt/EBITDA ratios of between 3x and 5x. After this year’s turbulent markets, some of the main risks for listed infrastructure investors are now better reflected in share prices, giving greater confidence in future returns.

As well as sound fundamentals, we expect a number of additional factors to be supportive of returns from the asset class. The listed infrastructure investment universe continues to broaden, which is likely to stimulate further interest in the asset class. The initial public offering in July 2018 of China Tower, which operates the towers of China’s three state-backed telecoms providers, provides an example of the listed infrastructure market expanding through government sell-downs and conglomerates divesting non-core assets.

Tollroad operators, Ferrovial SA and Transurban Group, are pursuing their Express Lane strategies in the U.S. - a politically palatable way to involve private sector capital in U.S. highway infrastructure. We anticipate that both companies will be major players in this space over the next three to five years, further diversifying and improving the listed infrastructure opportunity set.

Further, the ongoing asset allocation shift by large pension and sovereign wealth funds into real assets in general, and into infrastructure specifically, should provide a tailwind for asset class valuations. This could happen directly, through allocations to listed infrastructure funds; or indirectly, through takeovers of listed companies by private infrastructure funds.

Sincerely,

The First State Investments Management Team

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies.  The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment.  Investing in master limited partnerships (“MLPs”) involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles.  Risks inherent in the structure of MLPs, include complex tax structure risks, limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.  Some of the risks involved in investing in real estate investment trusts (“REITs”) include a general decline in the value of real estate, fluctuations in rental income, changes in interest rates, increases in property taxes, increased operating costs, overbuilding, changes in zoning laws, and changes in consumer demand for real estate.  Since the Fund’s investments are comprised of companies in the same industry or group of industries, the Fund may be subject to greater volatility than a fund that invests in a wider variety of industries.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please see the schedule of investments in this report for complete Fund holdings.

Current and future portfolio holdings are subject to risk.

The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors.  The constituent weights for this index are adjusted as part of the semi-annual review according to three broad industry sectors – 50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers.  Company weights within each group are adjusted in proportion to their investable market capitalisation.

The MSCI World Index is designed to represent the performance of large- and mid-cap stocks across 23 developed markets.  As of September 2017, the index covered approximately 85% of the free float-adjusted market capitalization in each country.

Cash flow is defined as operating cash flows less maintenance capital expenditure.

Earnings growth is not a measure of the Fund’s future performance.

EBITDA is a definition of company earnings. It stands for “Earnings Before Interest, Tax, Depreciation and Amortization”. The Net debt to EBITDA ratio is a measurement of leverage. It is determined by dividing a company’s interest-bearing liabilities (minus cash or cash equivalents), by its EBITDA. This ratio shows how many years it would take a company to pay back its debt, if net debt and EBITDA were held constant.

You cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor.

FIRST STATE GLOBAL LISTED INFRASTRUCTURE FUND
Comparison of the change in value of a $1,000,000 investment in the
First State Global Listed Infrastructure Fund - Class I vs. the FTSE Global Core
Infrastructure 50/50 Net Index

		Since
Average Annual Total Return:	1 Year	Inception[1]
First State Global Listed Infrastructure Fund - Class I	-5.19%	3.49%
FTSE Global Core Infrastructure 50/50 Net Index	-2.92%	4.99%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-888-898-5040.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 30 days or less.  If it did, total returns would be reduced.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The FTSE Global Core Infrastructure 50/50 Net Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors.  The constituent weights for this index are adjusted as part of the semi-annual review according to three broad industry sectors - 50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers.  Company weights within each group are adjusted in proportion to their investable market capitalization.

1 The Fund commenced operations on February 28, 2017.

First State Global Listed Infrastructure Fund

Sector Allocation of Portfolio Assets at October 31, 2018 (Unaudited)

8.7%
0.9%
13.2%
35.3%
41.9%
Energy
Industrials
Utilities
MLP Investments
REITS

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

First State Global Listed Infrastructure Fund

Schedule of Investments
at October 31, 2018

Shares		Value
	COMMON STOCKS: 87.69%
	Airport Services - 2.31%
2,008	Aena SA^	$320,840

	Construction & Engineering - 3.63%
12,337	Ferrovial SA^	246,998
2,894	VINCI SA^	257,563
		504,561

	Electric Utilities - 25.07%
6,578	Alliant Energy Corp.	282,722
5,221	American Electric Power Company, Inc.	383,013
5,300	Emera, Inc.^	163,535
8,483	Evergy, Inc.	474,963
16,500	Hydro One Ltd.^	240,020
4,142	NextEra Energy, Inc.	714,495
8,903	PG&E Corp.	416,749
3,044	Portland General Electric Co.	137,223
8,913	Southern Co.	401,352
18,803	SSE plc^	274,062
		3,488,134

	Gas Utilities - 2.81%
9,300	Osaka Gas Co., Ltd.^	170,060
5,700	Tokyo Gas Co., Ltd.^	140,179
1,532	UGI Corp.	81,288
		391,527

	Highways & Railtracks - 16.01%
19,756	Atlantia SpA^	396,973
160,200	CCR SA^	467,923
3,543	Getlink SE^	44,565
232,000	Jiangsu Expressway Co. Ltd. - Class H^	311,225
9,700	Promotora y Operadora de Infraestructura SAB de CV^*	88,079
114,286	Transurban Group^	919,243
		2,228,008

	Marine Ports & Services - 1.93%
68,000	China Merchants Port Holdings Co. Ltd.^	115,826
150,000	COSCO SHIPPING Ports Ltd.^	153,306
		269,132

	Multi-Utilities - 11.07%
13,247	Dominion Energy, Inc.	946,101
39,113	National Grid plc^	413,192
7,109	NiSource, Inc.	180,284
		1,539,577

	Oil & Gas Storage & Transportation - 12.84%
2,232	Enbridge, Inc.^	69,548
1,675	Gibson Energy, Inc.^	26,516
39,038	Kinder Morgan, Inc.	664,427
17,962	TransCanada Corp.^	677,302
14,300	Williams Companies, Inc.	347,919
		1,785,712

First State Global Listed Infrastructure Fund

Schedule of Investments
at October 31, 2018

Shares		Value
	Railroads - 10.32%
21,283	Aurizon Holdings Ltd.^	$63,409
7,100	East Japan Railway Co.^	620,098
1,587	Norfolk Southern Corp.	266,346
2,171	Union Pacific Corp.	317,444
2,500	West Japan Railway Co.^	168,144
		1,435,441

	Water Utilities - 1.70%
9,929	Severn Trent plc^	235,957
	TOTAL COMMON STOCKS (Cost $12,806,178)	12,198,889

	MLP INVESTMENTS: 0.83%
	Oil & Gas Storage & Transportation - 0.83%
5,297	Plains All American Pipeline, LP	115,316
	TOTAL MLP INVESTMENTS (Cost $117,373)	115,316

	REITS: 8.39%
	Real Estate - 8.39%
2,461	American Tower Corp.	383,448
4,130	Crown Castle International Corp.	449,096
2,062	SBA Communications Corp.*	334,395
	TOTAL REITS (Cost $1,126,736)	1,166,939

	Total Investments in Securities (Cost $14,050,287): 96.91%	13,481,144
	Other Assets in Excess of Liabilities: 3.09%	430,490
	Net Assets: 100.00%	$13,911,634

* Non-income producing security.
^ Foreign issuer.

LP	Limited Partnership
Ltd.	Company is incorporated and shareholders have limited liability.
plc	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
REIT	Real Estate Investment Trust
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SAB de CV	Sociedad Anonima de Capital Variable which is the most formal business structure in Mexico.
SE	Company is a European company.
SpA	Società per Azioni is the Italian term for a limited share company.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Country Allocation
Country	% of Net Assets
United States	52.67%
Canada	8.46%
Japan	7.90%
Australia	7.07%
United Kingdom	6.64%
China	4.17%
Spain	4.08%
Brazil	3.36%
Italy	2.85%
France	2.17%
Mexico	0.63%
100.00%

First State Global Listed Infrastructure Fund
STATEMENT OF ASSETS AND LIABILITIES
at October 31, 2018

ASSETS
Investments, at market value (cost $14,050,287)	$13,481,144
Cash	470,929
Foreign cash, at value (cost $98,631)	98,235
Receivables
Securities sold	156,722
Fund shares sold	808,233
Dividends and interest	24,857
Dividend tax reclaim	3,905
Due from Adviser (Note 4)	12,403
Prepaid expenses	13,782
Total assets	15,070,210

LIABILITIES
Payables
Fund shares redeemed	1,000,030
Securities purchased	103,993
Administration and fund accounting fees	14,619
Audit fees	20,487
Service fees	583
Transfer agent fees and expenses	5,822
Reports to shareholders	101
Legal fees	1,912
Trustee fees and expenses	374
Custody fees	7,629
Chief Compliance Officer fee	2,083
Accrued expenses	943
Total liabilities	1,158,576

NET ASSETS	$13,911,634

CALCULATION OF NET ASSET VALUE PER SHARE
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	1,404,529

Net asset value, redemption price and offering price per share	$9.90

COMPONENTS OF NET ASSETS
Paid-in capital	$14,247,726
Total distributable earnings	(336,092)
Total net assets	$13,911,634

The accompanying notes are an integral part of these financial statements.

First State Global Listed Infrastructure Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2018

NET INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $14,168)	$298,229
Total income	298,229

Expenses
Administration and fund accounting fees (Note 4)	86,168
Advisory fees (Note 4)	68,128
Transfer agent fees and expenses (Note 4)	32,165
Custody fees (Note 4)	30,621
Registration fees	28,335
Audit fees	20,586
Chief Compliance Officer fees (Note 4)	13,500
Trustee fees and expenses	13,360
Legal fees	11,909
Miscellaneous	6,823
Service fees	2,193
Insurance expense	1,616
Shareholder reporting	23
Total expenses before advisory fees waived and reimbursement from Adviser	315,427
Less: advisory fees waived and expenses reimbursed by Adviser (Note 4)	(233,932)
Net expenses	81,495
Net investment income	216,734

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain/(loss) on transactions from:
Investments	60,926
Foreign currency	(5,456)
Net change in unrealized appreciation/(depreciation) on:
Investments	(807,228)
Foreign currency	34
Net realized and unrealized loss on investments and foreign currency	(751,724)
Net decrease in net assets resulting from operations	$(534,990)

The accompanying notes are an integral part of these financial statements.

First State Global Listed Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	February 28, 2017*
	Year Ended	through
NET INCREASE/(DECREASE) IN NET ASSETS FROM:	October 31, 2018	October 31, 2017
OPERATIONS
Net investment income	$216,734	$122,623
Net realized gain/(loss) on transactions from:
Investments	60,926	241,092
Foreign currency	(5,456)	7,377
Net change in unrealized appreciation/(depreciation) on:
Investments	(807,228)	238,085
Foreign currency	34	(236)
Net increase/(decrease) in net assets resulting from operations	(534,990)	608,941

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(410,044)	-
Total dividends and distributions	(410,044)	-

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	12,661,628	5,500,000
Proceeds from shares issued in reinvestment of dividends	386,204	-
Cost of shares redeemed	(4,300,105)	-
Net increase in net assets resulting from capital share transactions	8,747,727	5,500,000

Total increase in net assets	7,802,693	6,108,941

NET ASSETS
Beginning of period	6,108,941	-

End of period	$13,911,634	$6,108,941	**

CHANGES IN SHARES OUTSTANDING
Shares sold	1,250,533	546,884
Shares issued in reinvestment of dividends	36,816	-
Shares redeemed	(429,704)	-
Net increase in shares outstanding	857,645	546,884

*	Commencement of operations.
**	Includes accumulated net investment income of $145,376.

The accompanying notes are an integral part of these financial statements.

First State Global Listed Infrastructure Fund
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period

		For the Period
	For the	February 28, 2017*
	Year Ended	through
	October 31, 2018	October 31, 2017

Net asset value, beginning of period	$11.17	$10.00

Income from investment operations:
Net investment income	0.18	0.22
Net realized and unrealized gain/(loss) on investments and foreign currency	(0.73)	0.95
Total from investment operations	(0.55)	1.17

Less dividends and distributions:
Dividends from net investment income	(0.32)	-
Distributions from net realized gains	(0.40)	-
Total dividends and distributions	(0.72)	-

Paid-in capital from redemption fees	-	-

Net asset value, end of period	$9.90	$11.17

Total return	-5.19%	11.70	%+

Supplemental data and ratios:
Net assets, end of period (thousands)	$13,912	$6,109
Ratio of net expenses to average net assets:
Before fee waivers and expense reimbursement	3.52%	4.53	%++
After fee waivers and expense reimbursement	0.91%^	0.99	%++
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	(0.19%)	(0.32	%)++
After fee waivers and expense reimbursement	2.42%	3.22	%++
Portfolio turnover rate	60.14%	51.11	%+

*	Commencement of operations.
+	Not annualized.
++	Annualized.
^	Effective March 22, 2018, the Adviser agreed to limit total annual operating expenses to 0.85% of the average daily net assets.

The accompanying notes are an integral part of these financial statements.

First State Global Listed Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS at October 31, 2018

NOTE 1 - ORGANIZATION

The First State Global Listed Infrastructure Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”  The investment objective of the Fund is to seek to achieve growth of capital and inflation-protected income.  The Fund currently offers Class I shares which commenced operations on February 28, 2017.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year 2017, or expected to be taken in the Fund’s 2018 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income, Expenses and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis first in, first out.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Foreign Securities: The Fund may invest up to 75% of its net assets in securities of foreign companies, including but not limited to depositary receipts.  Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers.

First State Global Listed Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS at October 31, 2018 (Continued)

Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  There is frequently less government regulation of broker-dealers and issuers than in the United States.  In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from the changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

E.
REITs: The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

F.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended October 31, 2018, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Distributable	Paid-in
Earnings	Capital
$(978)	$978

G.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

H.
Redemption Fees: The Fund charges a 2% redemption fee to shareholders who redeem shares held for 30 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  During the year ended October 31, 2018, the Fund did not collect redemption fees.

I.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of October 31, 2018, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Refer to Note 9 for more information about subsequent events.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.   These standards require additional disclosures about the

First State Global Listed Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS at October 31, 2018 (Continued)

various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (“NYSE”) (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Foreign securities will be priced at their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its net asset value per share, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service.  All assets denominated in foreign currency will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern Time.

For foreign securities traded on foreign exchanges, the Trust has selected ICE Data Services’ Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges. The Fund utilizes a confidence interval when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. These securities would generally be categorized as Level 2 in the fair value hierarchy. First State Investments (US) LLC (the “Adviser”) anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

First State Global Listed Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS at October 31, 2018 (Continued)

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks
Energy	$1,785,712	$-	$-	$1,785,712
Industrials	1,139,792	3,618,190	-	4,757,982
Utilities	4,421,745	1,233,450	-	5,655,195
Total Common Stocks	7,347,249	4,851,640	-	12,198,889
MLP Investments	115,316	-	-	115,316
REITS	1,166,939	-	-	1,166,939
Total Investments in Securities	$8,629,504	$4,851,640	$-	$13,481,144

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at October 31, 2018, the end of the reporting period.  During the year ended October 31, 2018, the Fund recognized no transfers between levels.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended October 31, 2018, the Adviser provided the Fund with investment management services under an investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  Effective March 22, 2018, the Adviser is entitled to a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets.  Prior to March 22, 2018, the Adviser was entitled to a monthly fee at the annual rate of 0.80% of the Fund’s average daily net assets.  The Adviser has delegated the day-to-day investment management of the Fund to Colonial First State Asset Management (Australia) Limited (the “Sub-Adviser”).  The Sub-Adviser is compensated by the Adviser from the management fees paid to the Adviser.  The sub-advisory fee to be received by the Sub-Adviser is 0.60% of average daily net assets.  The percentage of compensation the Sub-Adviser receives from the Adviser is subject to adjustment according to the Adviser’s transfer pricing methodology and therefore is subject to change.  For the year ended October 31, 2018, the Fund incurred $68,128 in advisory fees.

The Fund is responsible for its own operating expenses.  Effective March 22, 2018, the Adviser has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses and class specific expenses such as the 0.10% shareholder servicing plan fee) to the extent necessary to limit the Fund’s total annual fund operating expenses to 0.85% (previously 0.99%) of average daily net assets.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of:

First State Global Listed Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS at October 31, 2018 (Continued)

(1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended October 31, 2018, the Adviser reduced its fees and reimbursed fund expenses in the amount of $233,932.  Cumulative expenses subject to recapture amounted to $368,560 at October 31, 2018.  The expense limitation will remain in effect through at least February 27, 2020, and may be terminated only by the Trust’s Board of Trustees.  The cumulative expenses subject to recapture will expire as follows:

Expiration	Amount
Feb. 2020 – Oct. 2020	$134,628
Nov. 2020 – October 2021	233,932
$368,560

U.S. Bancorp Fund Services, LLC (“Fund Services” or the “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

For the year ended October 31, 2018, the Fund incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$86,168
Transfer Agency (excludes out-of-pocket expenses)	24,160
Custody	30,621
Chief Compliance Officer	13,500

At October 31, 2018, the Fund had payables due to Fund Services for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$14,619
Transfer Agency (excludes out-of-pocket expenses)	4,010
Custody	7,629
Chief Compliance Officer	2,083

NOTE 5 – SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.10% of the Fund’s average daily net assets.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended October 31, 2018, the Fund accrued $2,193 in shareholder servicing fees.

First State Global Listed Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS at October 31, 2018 (Continued)

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2018, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $13,386,599 and $5,175,492, respectively.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended October 31, 2018 and the period ended October 31, 2017 was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$410,044	$ -

As of October 31, 2018, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$14,263,289
Gross unrealized appreciation	$361,392
Gross unrealized depreciation	(1,045,100)
Net unrealized depreciation	(683,708)
Net unrealized depreciation on foreign currency	(202)
Undistributed ordinary income	348,597
Undistributed long-term capital gain	-
Total distributable earnings	348,597
Other accumulated gains/(losses)	(779)
Total accumulated earnings/(losses)	$(336,092)

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Infrastructure Companies Risk. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.

In particular, the operations of infrastructure projects are exposed to unplanned interruptions caused by significant catastrophic events, such as cyclones, earthquakes, landslides, floods, explosion, fire, terrorist attack, major plant breakdown, pipeline or electricity line rupture or other disasters. Operational disruption, as well as supply disruption, could adversely impact the cash flows available from these assets.

Further, national and local environmental laws and regulations affect the operations of infrastructure projects.  Standards are set by these laws, and regulations are imposed regarding certain aspects of health and environmental quality, and they provide for penalties and other liabilities for the violation of such standards, and establish, in certain circumstances, obligations to remediate and rehabilitate current and former facilities and locations where operations are, or were, conducted. These laws and regulations may have a detrimental impact on the financial performance of infrastructure projects.

•
Concentration Risk.  Since the securities of companies in the same industry or group of industries will comprise a significant portion of the Fund’s portfolio, the Fund will be more significantly impacted by adverse developments in such industries than a fund that invests in a wider variety of industries.

•
Emerging Markets Risk.  Emerging markets are markets of countries in the initial stages of industrialization and generally have low per capita income.  In addition to the risks of foreign securities in general, emerging markets

First State Global Listed Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS at October 31, 2018 (Continued)

are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than those of more developed countries.

•
Stapled Securities Risk.   A stapled security is comprised of two different securities—a unit of a trust and a share of a company—that are "stapled" together and treated as a unit at all times, including for transfer or trading.  The characteristics and value of a stapled security are influenced by both underlying securities. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

•
Real Estate Investment Trust (REIT) Risk.  Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

•
Limited Partnership and MLP Risk.  Investments in securities (units) of partnerships, including MLPs, involve risks that differ from an investment in common stock.  Holders of the units of limited partnerships have more limited control and limited rights to vote on matters affecting the partnership.  Certain tax risks are associated with an investment in units of limited partnerships.  In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a limited partnership, including a conflict arising as a result of incentive distribution payments.  In addition, investments in certain investment vehicles, such as limited partnerships and MLPs, may be illiquid.  Such partnership investments may also not provide daily pricing information to their investors, which will require the Fund to employ fair value procedures to value its holdings in such investments.

NOTE 9 – SUBSEQUENT EVENT

The President, Chief Executive Officer and Principal Executive Officer of the Trust resigned on October 25, 2018. The Board appointed Mr. Jeffrey T. Rauman, Senior Vice President, U.S. Bancorp Fund Services, LLC, as the new President, Chief Executive Officer and Principal Executive Officer of the Trust at its December 2018 Board meeting. During the interim period, in accordance with the Trust’s governing documents, the Vice Presidents of the Trust were authorized to carry out the duties of the President.

First State Global Listed Infrastructure Fund

Expense Example – at October 31, 2018 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/18 – 10/31/18).

Actual Expenses
The first line of the following table provides information about actual account values and actual expenses.  Effective March 22, 2018, First State Investments (US) LLC, the Fund’s adviser, has agreed to limit the Fund’s total annual operating expenses to 0.95% of the Fund’s average daily net assets per the operating expenses limitation agreement.  Prior to March 22, 2018, actual net expenses were limited to 1.09% per the operating expenses limitation agreement.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/18	10/31/18	5/1/18 – 10/31/18

Actual	$1,000.00	$987.10	$4.46

Hypothetical	$1,000.00	$1,020.72	$4.53
(5% return before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
First State Global Listed Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of First State Global Listed Infrastructure Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period February 28, 2017 (commencement of operations) to October 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the year then ended and for the period February 28, 2017 (commencement of operations) to October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more funds in the trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 28, 2018

First State Global Listed Infrastructure Fund

NOTICE TO SHAREHOLDERS at October 31, 2018 (Unaudited)

For the year ended October 31, 2018, the Fund designated $410,044 as ordinary income for purposes of the dividends paid deduction.

For the year ended October 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 27.51%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2018 was 12.23%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Sections 871(k)(2)(C) for the Fund was 55.88%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-898-5040 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-898-5040.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-888-898-5040.

MANAGEMENT

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)

Number of
Portfolios
		Term of		in Fund	Other
	Position	Office and	Principal	Complex	Directorships
	Held	Length of	Occupation	Overseen	Held During
Name, Address	with the	Time	During Past Five	by	Past Five
and Age	Trust	Served	Years	Trustee(2)	Years(3)
Gail S. Duree	Trustee	Indefinite	Director, Alpha	1	Trustee,
(age 72)		term; since	Gamma Delta		Advisors
615 E. Michigan Street		March	Housing Corporation		Series Trust
Milwaukee, WI 53202		2014.	(collegiate housing		(for series not
			management) (2012		affiliated with
			to present); Trustee		the Fund);
			and Chair (2000 to		Independent
			2012), New		Trustee from
			Covenant Mutual		1999 to 2012,
			Funds (1999 to		New
			2012); Director and		Covenant
			Board Member,		Mutual Funds
			Alpha Gamma Delta		(an open-end
			Foundation		investment
			(philanthropic		company with
			organization) (2005		4 portfolios).
to 2011).

David G. Mertens	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 58)		term*;	Managing Director		Advisors
615 E. Michigan Street		since	and Vice President,		Series Trust
Milwaukee, WI 53202		March	Jensen Investment		(for series not
		2017.	Management, Inc. (a		affiliated with
			privately-held		the Fund).
investment advisory
firm) (2002 to 2017).

George J. Rebhan	Chairman	Indefinite	Retired; formerly	1	Trustee,
(age 84)	of the	term; since	President, Hotchkis		Advisors
615 E. Michigan Street	Board	May 2002.	and Wiley Funds		Series Trust
Milwaukee, WI 53202	and		(mutual funds) (1985		(for series not
	Trustee		to 1993).		affiliated with
the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

Joe D. Redwine(4)	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 71)		term; since	President, CEO, U.S.		Advisors
615 E. Michigan Street		January	Bancorp Fund		Series Trust
Milwaukee, WI 53202		2018.	Services, LLC (May		(for series not
			1991 to July 2017);		affiliated with
			formerly Manager,		the Fund).
U.S. Bancorp Fund
Services, LLC (1998
to July 2017).

Raymond B. Woolson	Trustee	Indefinite	President, Apogee	1	Trustee,
(age 59)		term*; since	Group, Inc.		Advisors
615 E. Michigan Street		January	(financial consulting		Series Trust
Milwaukee, WI 53202		2016.	firm) (1998 to		(for series not
			present).		affiliated with
					the Fund);
					Independent
					Trustee,
					DoubleLine
					Funds Trust
					(an open-end
					investment
					company with
					15 portfolios),
					DoubleLine
					Opportunistic
					Credit Fund
					and
					DoubleLine
					Income
					Solutions
					Fund, from
					2010 to
					present;
					Independent
					Trustee,
					DoubleLine
					Equity Funds
					from 2010 to
					2016.

Officers

Term of
Office and
Name, Address	Position Held	Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Cheryl L. King	Vice President, Treasurer	Indefinite	Vice President,
(age 57)	and Principal Financial	term; since	Compliance and
615 E. Michigan Street	Officer	December	Administration, U.S.
Milwaukee, WI 53202		2007.	Bancorp Fund Services,
LLC (October 1998 to
present).

Term of
Office and
Name, Address	Position Held	Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Kevin J. Hayden	Assistant Treasurer	Indefinite	Assistant Vice President,
(age 47)		term; since	Compliance and
615 E. Michigan Street		September	Administration, U.S.
Milwaukee, WI 53202		2013.	Bancorp Fund Services,
LLC (June 2005 to
present).

Michael L. Ceccato	Vice President, Chief	Indefinite	Senior Vice President,
(age 61)	Compliance Officer and	term; since	U.S. Bancorp Fund
615 E. Michigan Street	AML Officer	September	Services, LLC and Vice
Milwaukee, WI 53202		2009.	President, U.S. Bank N.A.
(February 2008 to
present).

Emily R. Enslow, Esq.	Vice President and	Indefinite	Vice President, U.S.
(age 31)	Secretary	term; since	Bancorp Fund Services,
615 E. Michigan Street		December	LLC (July 2013 to
Milwaukee, WI 53202		2017.	present); Proxy Voting
Coordinator and Class
Action Administrator,
Artisan Partners Limited
Partnership (September
2012 to July 2013).
*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of October 31, 2018, the Trust was comprised of 41active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	Mr. Redwine became an Independent Trustee on January 1, 2018.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-888-898-5040.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-898-5040 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

First State Global Listed Infrastructure Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
First State Investments (US) LLC
10 East 53rd Street, 21st Floor
New York, New York 10022

Investment Sub-Adviser
Colonial First State Asset Management (Australia) Limited
Darling Park, Tower 1
201 Sussex Street
Sydney, NSW 2000
Australia

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-888-898-5040.

FY-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2018	FYE 10/31/2017
Audit Fees	$16,900	$13,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2018	FYE 10/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2018	FYE 10/31/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  1/7/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  1/7/19

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date  1/7/19

* Print the name and title of each signing officer under his or her signature.